Exhibit 99.1

Attis Industries Increases Size of Board Through New Appointments

Adds Two New Board Members with Capital Markets, Public Sector Industry Experience

MILTON, GA (GlobeNewswire) – March 11, 2019:  Attis Industries, Inc. (NASDAQ: ATIS) (the “Company” or “Attis”), a diversified innovation and technology holding company, today announced the appointments of Ms. Maggie Arvedlund and Dr. David Rivers to Attis’ Board of Directors (the “Board”) via a unanimous vote at its recent board meeting. These appointments, which are effective immediately, aim to enhance the Board’s financial and capital markets experience.

Jeff Cosman, Chief Executive Officer, said, “We are thrilled to announce the appointements of Ms. Arvedlund and Dr. Rivers to our Board of Directors. Ms. Arvedlund’s deep and diversified background in both debt and equity securities brings instant capital markets experience that Attis will harness as we aggressively move forward. Likewise, Dr. Rivers’s more than four decades public service experience will be critical in shaping Attis’ policy initiatives that will drive various business segment growth well into the future.

Cosman added, “We look forward to working with Ms. Arvedlund and Dr. Rivers as we continue to build Attis into a global leader through technology and innovation and create shareholder value.”

Biographical information on the two newly elected board members is as follows:

Maggie Arvedlund

Ms. Arvedlund is CEO and Managing Partner of Turning Rock Partners (“Turning Rock”), a New York-based principal investment firm. Turning Rock seeks to make long-term investments in debt and equity securities of North American small and mid-capitalization businesses. The firm emphasizes return of principal and inherent cash flow throughout portfolio construction and employs time-tested credit and equity research, while performing deep dive analytics on each potential investment through a combination of financial, operational, and qualitative analysis.

Prior to founding Turning Rock, Ms. Arvedlund was a Managing Director at Fortress Investment Group (“Fortress”). While at Fortress, Ms. Arvedlund was responsible for private equity and debt investments for the Fortress Partners Fund, a multi-strategy vehicle which invested across asset classes and capital structures. Ms. Arvedlund served on the Investment Committee of Fortress from 2010-2015 and allocated capital across the alternative landscape including hedged equity, private equity, real estate, distressed and other hard assets. Prior to joining Fortress, Ms. Arvedlund worked at Hall Capital Partners where she held roles in the portfolio management and research divisions. She has also held a number of senior operating roles in several privately held businesses.

Ms. Arvedlund received a BS with Honors from Vanderbilt University in Economics and an MBA in Finance from NYU's Stern School of Business. Ms. Arvedlund serves on several non-profit boards including Summer Search New York City and is a founding member of the NYU Stern Private Equity Advisory Board.

Dr. David E. Rivers, DHL

Dr. Rivers serves as Professor and Director of the Public Information and Community Outreach at the Medical University of South Carolina. He has served the University of South Carolina in a number of capacities since January 1995.

During the past forty years, he has held senior-level positions in the City of Atlanta government, the Atlanta Regional Commission, Georgia State University, the U.S. Department of Health and Human Services, the U.S. Department of Energy and the District of Columbia Government.

Dr. Rivers received his Bachelor of Science degree in Urban Affairs from Georgia State University and his Master of Arts degree in Political Science/Public Administration from Georgia State University, where he has completed course work for the Ph.D. in Political Science. He is also a graduate of the National Urban Fellows Program in Public Administration from Yale University. He is a graduate of the Riley Institute Diversity Leadership Program at Furman University and received an Honorary Doctorate of Humane Letters from Allen University. In addition, Dr. Rivers served three years in the U.S. Army.

Dr. Rivers serves as Board Chairman of the National Urban Fellows in New York, NY. He also serves as Chairman of the James E. Clyburn Research and Scholarship Foundation. He is also President of the Jonathan Green Foundation. Dr. Rivers is Vice Chairman of the Sea Island Comprehensive Health Care Corporation.

He is a member of the National Forum for Black Public Administrators, American Water Works Association, Water Environment Federation, and the 100 Black Men of Charleston, SC. Dr. Rivers is a Board Member of the South Carolina Aquarium in Charleston, SC; My Brothers Keeper, Charleston, SC; National Council of La Raza ~ California State University Center for Latino Community Health in Monterey Bay, California; Allen University Board of Trustees in Columbia, SC; the Congressional Black Caucus Institute’s 21st Century Council Executive Committee; Advisory Board Member of Charleston First Reliance Bank; and the Trident Urban League. He has also served as a Board Member of the Community Foundation and the Charleston Regional Development Alliance. In addition, he was elected as a Commissioner of Public Works for the City of Charleston in 2003 and was re-elected in September of 2009 and 2015 unopposed, where he serves as Vice Chairman.

Attis Industries, Inc.

Attis Industries Inc. (NASDAQ: ATIS) is a diversified innovation and technology holding company focused on developing and building businesses that play important roles in the new economy. We strive to encourage our employees to be entrepreneurs focused on innovation and technology. We will remain dynamic, persistent and motivated to our mission of winning. The growth of our company will rely on our integrity and our vision for the future. Today, each of Attis business sectors provide high growth opportunities that collectively account for more than a third of our nations GDP. For more information, visit: www.attisind.com

Forward-Looking Statements

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “would” or similar words. You should consider these statements carefully because they discuss our plans, targets, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements are subject to certain risks, uncertainties, and assumptions, including, but not limited to, risks and uncertainties relating to the Company's ability to develop, market and sell products based on its technology; the expected benefits and efficacy of the Company's products and technology; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and, the Company's business, research, product development, regulatory approval, marketing and distribution plans and strategies; the ability of the Company to continue to meet the listing requirements of NASDAQ; the ability of the Company to execute on a business plan that permits the technologies and innovations businesses to provide sufficient growth, revenue, liquidity and cash flows for sustaining the Company’s go-forward business, and the risks identified and discussed under the caption “Risk Factors” in the Attis Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2018 and the other documents Attis files with the SEC from time to time. There will be events in the future, however, that Attis is not able to predict accurately or control. Attis’s actual results may differ materially from the expectations that Attis describes in its forward-looking statements. Factors or events that could cause Attis’s actual results to materially differ may emerge from time to time, and it is not possible for Attis to accurately predict all of them. Any forward-looking statement made by Attis in this press release speaks only as of the date on which Attis makes it. Attis undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ir@attisind.com

Kevin M. McGrath

TraDigital IR

(212) 389-9782 x104

kevin@tradigitalir.com

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